U.S. SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                   ----------
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                  May 1, 2000
                                  -----------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                                BEACH COUCH, INC.
                                -----------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    Delaware
                                    --------
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


                                    0-25747
                                    -------
                            (COMMISSION FILE NUMBER)


                                   33-0812709
                    ---------------------------------------
                    (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                          4190 Bonita Road, Suite 105
                                   Bonita, CA
                -----------------------------------------------
                (ADDRESS AND PHONE NUMBER OF PRINCIPAL OFFICES)


                                     91902
                                   ----------
                                   (Zip Code)


                                 (619) 297-2717
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 4:  CHANGES IN REGISTRANT'S CERTIFIYING ACCOUNTANT

     The company had no disagreements with the former accountant during the two most recent fiscal yers and interim period to March 1, 2000, the date the accountant declined to stand for reelection.

During the registrant's two most recent fiscal years and any subsequent interim period through March 1, 2000, there were no disagreements or "reportable events" with the former accountant as described in Items 304(a)(1)(iv) and (v) of Regulation S-B. The interim period is through March 1, 2000.

ITEM 7:  EXHIBITS

Exhibit No.          Description of Exhibit
-----------          ----------------------

    16               Accountant's Letter

                                   SIGNATURES
                                   ==========



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BEACH COUCH, INC.


                              By: /s/ EDWARD F. MYERS
                                  -------------------------------
                                      Edward F. Myers, III
                                      President

Dated:  May 1, 2000